                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                               GLOBAL OPPORTUNITY
                                BOND FUND, INC.
                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

The high yield market continued to show positive returns during the third quarter, with coupon income providing the bulk of the gain and bond prices rallying modestly. High yield slightly outperformed Treasuries for the quarter, with the spread to Treasuries narrowing by 17 basis points. For the third quarter and the nine months ended September 30, 1995, the Morgan Stanley Global Opportunity Bond Fund, Inc. had a total return , based on net asset value per share, of 5.64% and 14.53%, respectively, compared to 5.96% and 15.74% for the JP Morgan Emerging Markets Bond Index.

The quarter saw U.S. $13.2 billion of new issues priced, with U.S. $5.8 billion priced during September. The forward calendar of new issues remained steady at $6.0 billion. Mutual fund inflows continued to provide support for our market, totaling $924 million for September and $2.5 billion for the quarter. There appears to be substantial amounts of cash in the hands of many portfolio managers, but they are generally discerning about what types of new issues they will buy. Established companies with strong cash flows are aggressively bid for, while newer, more speculative enterprises (such as direct broadcast satellite companies Iridium and Globalstar) are having their offerings postponed or canceled, despite strong alliances with premier partners like Motorola and large equity market capitalizations.

While cyclicals outperformed defensive industries by 3.30% to 2.90% for the quarter, cyclicals began to underperform defensive issues towards the end of the quarter. Steel and paper companies reported disappointing inventory levels and price discounting as the quarter ended. While underweighted in these sectors, we are comfortable with the excess free cash flow of the companies we own. The positive implications of the Turner/Time Warner merger improved the outlook for media companies, which led the defensive sector. We are comfortable with our overweighting in this sector, and continue to add modestly to our positions in both cable and media bonds. Over the course of the quarter, we also increased our commitments to companies in the chemical and healthcare industries. Finally, we lightened positions in the casino sector and in certain cyclicals such as textiles and steel.

Our outlook for the high yield market remains positive. A moderate new issue calendar, continued strong mutual fund inflows, and high cash positions at many funds complete a positive technical picture. The current spread to Treasuries of 445 basis points is more than reasonable given the relatively strong credit characteristics of our market today. New bond issues in the third quarter had cash flow coverage of interest of 2.4x on average and only 48% were rated single B or lower, versus 75% in 1989 (right before the severe downturn in the U.S. high yield market). With these credit statistics, we see the default rate remaining low, and the high yield market continuing to offer good potential returns.

Emerging Market Debt (EMD) allocations remain at 70% of the portfolio. After the sharp rally in the second quarter, the decline in credit spreads has slowed to a more sustainable rate. High yields and a benign U.S. treasury environment continue to make EMD an attractive asset class. Credit perceptions with the exception of Argentina will continue to improve over the next few months.

Argentina continues to suffer from a sharp decline in economic activity and a lack of policy alternatives to re-inflate the economy. Rising political tensions have driven recent price declines. We maintain a 7% allocation to Argentina. Brazil remains our largest position at 14%. Economic stabilization and continued progress in the reform process have made Brazil the benchmark credit of the region.

In Mexico we have retained our position in local currency treasury bills. Real interest rates of close to 20% are attractive. Short term volatility in the Mexican Peso not withstanding a tight fiscal and monetary policy combined with structural reform should pay off by 1996.

We retain our allocation to the high yielding segment of the market, comprised of Nigeria, Ecuador, Bulgaria and Venezuela. This segment has outperformed the market this year as relative higher yields have not resulted in the same volatility experienced by the major Latin countries.

Sincerely,

           [SIG]

Robert E. Angevine
PORTFOLIO MANAGER

          [SIG]

Paul Ghaffari
PORTFOLIO MANAGER

November 7, 1995

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                             TOTAL RETURN (%)
                         -----------------------------------------------------------------------------------------
                               MARKET VALUE (1)             NET ASSET VALUE (2)                INDEX (3)
                         -----------------------------  ----------------------------  ----------------------------
                                            AVERAGE                       AVERAGE                       AVERAGE
                           CUMULATIVE        ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                         -----------------------------  ----------------------------  ----------------------------
CURRENT QUARTER                 4.37%             --           5.64%            --           5.96%            --

FISCAL YEAR TO DATE             9.28              --          14.53             --          15.74             --

ONE YEAR                        8.05            8.05%          6.94           6.94%          6.04           6.04%

SINCE INCEPTION*                4.35            3.22           7.18           5.29           8.27           6.08

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERIODS ENDED SEPTEMBER 30
                                            1994          9 MONTHS ENDED 9/30/95 (UNAUDITED)
Net Asset Value                           $12.25                                      $12.71
Income Dividends                            0.91                                        1.21
Capital Gains and Other Distributions          -                                           -
Total Return (2)                         (6.42%)                                      14.53%
Index Total Return (3)                   (6.45%)                                      15.74%

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3)JP Morgan Emerging Markets Bond Index

*The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Securities              99.1%
Short-Term Investments        0.9%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina            6.5%
Brazil              14.4%
Bulgaria             3.9%
Ecuador              6.5%
Mexico              12.2%
Morocco              4.4%
Nigeria              5.9%
Russia              10.8%
United States       29.7%
Venezuela            4.8%
Other                0.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Bank for Foreign Economic Affairs
       2.  Federative Republic of Brazil 'C' Bond 'Euro'
           8.00%, 4/15/14 PIK
       3.  Petroleos Mexicanos 8.625%, 12/1/23
       4.  Republic of Ecuador Discount Bond 'Euro'
           6.8125%, 2/28/25
       5.  Central Bank of Nigeria Par Bond 6.25%, 11/15/20
       6.  Republic of Venezuela Debt Conversion Bond 'DL'
           6.8125%, 12/18/07
       7.  Kingdom of Morocco Restructuring and
           Consolidation Agreement 'A' 1990 6.6875%, 1/1/09
       8.  Marvel Holdings, Inc. 0.00%, 4/15/98
       9.  Grupo Industrial Durango 12.00%, 7/15/01
      10.  Metrigas S.A. 'A' 12.00%, 8/15/00

INVESTMENTS (UNAUDITED)
(Showing Percentage of Total Value of Investments)

---------

SEPTEMBER 30, 1995

                                                   FACE
                                                 AMOUNT        VALUE
                                                  (000)        (000)
           ---------------------------------------------------------
------------
DEBT INSTRUMENTS (99.1%)
           ---------------------------------------------------------
------------
ARGENTINA (6.5%)
BONDS
           Metrogas S.A. 'A' 12.00%,
            8/15/00                         U.S.$ 1,800  U.S.$ 1,771
      +++  Republic of Argentina Discount
            Bond 6.875%, 3/31/23                  2,000        1,165
      +++  Republic of Argentina Par Bond
            5.00%, 3/31/23                        1,000          485
                                                         -----------
                                                               3,421
                                                         -----------
           ---------------------------------------------------------
------------
BRAZIL (14.4%)
BONDS
      +++  Federative Republic of Brazil
            'C' Bond 'Euro' 8.00%, 4/15/14
            PIK                                   9,832        5,236
      +++  Federative Republic of Brazil
            New Money Bond 7.3125%,
            4/15/09                               1,500          915
           Iochpe Maxion 12.375%, 11/8/02           250          210
           Minas Gerais 8.25%, 2/10/00            1,500        1,243
                                                         -----------
                                                               7,604
                                                         -----------
           ---------------------------------------------------------
------------
BULGARIA (3.9%)
BONDS
      +++  The Republic of Bulgaria
            Discount Bond 'A' 6.75%,
            7/28/24                               2,750        1,387
      +++  The Republic of Bulgaria
            Interest Arrears Bond 6.75%,
            7/28/11                               1,500          678
                                                         -----------
                                                               2,065
                                                         -----------
           ---------------------------------------------------------
------------
ECUADOR (6.5%)
BOND
      +++  Republic of Ecuador Discount
            Bond 'Euro' 6.8125%, 2/28/25          7,000        3,447
                                                         -----------
           ---------------------------------------------------------
------------
MEXICO (12.2%)
BONDS
           Grupo Industrial Durango
            12.00%, 7/15/01                       2,300        2,127
           Petroleos Mexicanos 8.625%,
            12/1/23                               6,000        4,350
                                                         -----------
                                                               6,477
                                                         -----------
           ---------------------------------------------------------
------------
MOROCCO (4.4%)
LOAN AGREEMENT
      +++  Kingdom of Morocco
            Restructuring and
            Consolidation Agreement 'A'
            1990 6.6875%, 1/1/09
            (Participation: Goldman Sachs,
            Salomon Brothers)                     3,700        2,313
                                                         -----------
           ---------------------------------------------------------
------------
NIGERIA (5.9%)
BOND
           Central Bank of Nigeria Par
            Bond 6.25%, 11/15/20                  7,000        3,140
                                                         -----------
           ---------------------------------------------------------
------------

                                                   FACE
                                                 AMOUNT        VALUE
                                                  (000)        (000)

           ---------------------------------------------------------
------------
RUSSIA (10.8%)
LOAN AGREEMENT
           Bank for Foreign Economic
            Affairs                         U.S.$17,500  U.S.$ 5,734
                                                         -----------
           ---------------------------------------------------------
------------
UNITED STATES (29.7%)
BONDS
           Ackerley Communications, Inc.,
            'A', 10.75%, 10/1/03                    800          844
           AES Corp. 9.75%, 6/15/00               1,000        1,023
           Arcadian Partners, L.P.,
            10.75%, 5/1/05                        1,000        1,050
           Cablevision Systems Corp.,
            9.875%, 2/15/13                       1,300        1,371
           Columbia Gas Systems, Inc.,
            10.50%, 6/1/12                          500          753
           Corporate Express, Inc. 9.125%,
            3/15/04                               1,300        1,287
           IMC Global, Inc., 9.25%,
            10/1/00                                 450          462
           Marvel Holdings, Inc. 0.00%,
            4/15/98                               3,000        2,179
           MAXUS Energy Corp., 11.50%,
            11/15/15                              1,000        1,040
           Owens-Illinois, Inc. 9.75%,
            8/15/04                                 500          516
           Owens-Illinois, Inc. 9.95%,
            10/15/04                                500          523
           Pilgrim's Pride Corp., 10.875%,
            8/1/03                                  500          480
           Plantronics, Inc. 10.00%,
            1/15/01                                 500          507
           Sheffield Steel Corp. 12.00%,
            11/1/01                                 150          138
           Six Flags Theme Parks, Inc.,
            0.00% to 6/15/98, 12.25% to
            6/1/05                                1,700        1,275
           Viacom, Inc. 8.00%, 7/7/06             1,000          980
           Westpoint Stevens, Inc.,
            9.375%, 12/15/05                      1,050        1,040
                                                         -----------
                                                              15,468
                                                         -----------
UNITS
           Trump Taj Mahal PIK
            (Bond + 1 share of Taj Mahal
            Holding Corp. 'B' Common
            Stock) 11.35%, 11/15/99                 260          231
                                                         -----------
                                                              15,699
                                                         -----------
           ---------------------------------------------------------
------------
VENEZUELA (4.8%)
BOND
      +++  Republic of Venezuela Debt
            Conversion Bond 'DL' 6.8125%,
            12/18/07                              5,000        2,528
                                                         -----------
           ---------------------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$51,929)                                          52,428
                                                         -----------
           ---------------------------------------------------------
------------

                                                 NO. OF        VALUE
                                               WARRANTS        (000)
           ---------------------------------------------------------
------------
WARRANTS (0.0%)
           ---------------------------------------------------------
------------
NIGERIA (0.0%)
           Nigeria Oil, expiring 11/15/20             7  U.S.$    --
                                                         -----------
           ---------------------------------------------------------
------------
UNITED STATES (0.0%)
           Petro PSC Properties, expiring
            6/1/97                                    1           --
           Sheffield Steel Corp., expiring
            11/1/01                                   1            4
                                                         -----------
                                                                   4
                                                         -----------
           ---------------------------------------------------------
------------
TOTAL WARRANTS
  (Cost U.S. $5)                                                   4
                                                         -----------
           ---------------------------------------------------------
------------

                                                   FACE
                                                 AMOUNT        VALUE
                                                  (000)        (000)
           ---------------------------------------------------------
------------
SHORT TERM INVESTMENT (0.9%)
           ---------------------------------------------------------
------------
MEXICO (0.9%)
MEXICAN CETES
           2/22/96 (Cost U.S. $490)       MXN   3,336    U.S.$   456
                                                         -----------
           ---------------------------------------------------------
------------
TOTAL INVESTMENTS (100.0%)
  (Cost U.S. $52,424)                                         52,888
                                                         -----------
           ---------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES
  Other Assets                              U.S.$ 4,977
  Liabilities                                    (5,285)        (308)
                                            -----------  -----------
           ---------------------------------------------------------
------------
NET ASSETS
  Applicable to 4,138,397 issued and outstanding
   U.S.$.01 par value shares (100,000,000 shares
   authorized)                                           U.S.$52,580
                                                        ------------
           ---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                U.S. $12.71
                                                        ------------
           ---------------------------------------------------------
------------

 +++-- Variable/floating rate security--rate disclosed is as of September 30,
      1995

 PIK--Payment-in-Kind

 MXN--Mexican New Peso

                                       6